SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 13, 2004

                EARTHWORKS ENTERTAINMENT, INC. AND SUBSIDIARIES-
                            (Formerly ECONTENT, INC.)
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    133-16736                23-2442288

      (State or other             (Commission File           (IRS Employer
jurisdiction of Incorporation)         Number)           Identification Number)


            324 Dutura St., West Palm Beach, FL            33314
                                                           -----
         (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (561) 719-9841

          (Former name or former address, if changed since last report)


 ITEM 5.02 DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                        APPOINTMENT OF PRINCIPAL OFFICERS

 (b)-(1) As of October 13, 2004 the Board of Directors accepted the resignation of Mr. Gary Goodell as a director of the Company effective immediately.

    (2) As of October 13, 2004 the Board of Directors elected Ms. Catherine Malatesta as a director of the Company effective immediately.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.

                         EARTHWORKS ENTERTAINMENT, INC.



           NAME                      TITLE                      DATE

By: /s/ PETER KEEFE             CEO, President            October 14, 2004
    ------------------------
     Peter Keefe

By: /s/ WILLIAM H. CAMPBELL     Acting Chief Financial
    ------------------------
     William H. Campbell         Officer, Corporate
                                 Secretary, Director      October 14, 2004